Martin Midstream Partners L.P. (MMLP) 2006 MLP Conference March 8, 2006

Forward-Looking Statements Statements included that are not historical facts (including any statements concerning plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto), are forward-looking statements. These statements can be identified by the use of forward-looking terminology including "forecast," "may," "believe," "will," "expect," "anticipate," "estimate," "continue" or other similar words. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other "forward-looking" information. We and our representatives may from time to time make other oral or written statements that are also forward-looking statements. These forward-looking statements are made based upon management's current plans, expectations, estimates, assumptions and beliefs concerning future events impacting us and therefore involve a number of risks and uncertainties. We caution that forward- looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Because these forward-looking statements involve risks and uncertainties, actual results could differ materially from those expressed or implied by these forward-looking statements for a number of important reasons. Martin Midstream expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

Investment Highlights Favorable Organic Growth Projects Increasing Distribution Growth Attractive Yield Experienced Management Team Aligned w/ Unitholders Substantial Coverage to Common Unitholders 16% distribution growth in last 6 quarters ~$70-80 million in approved organic growth projects for 2006/2007 Currently trading at an 8.2% yield ($2.44/unit) MLP Universe at 7.0% yield $5.10/unit discount Management owns 2005 common unit coverage of 2.3x 2005 total unit coverage of 1.13x Diversified Operating Mix 100% of General Partner Approximately 38% of Limited Partner Units

Diversified Operating Mix... Sulfur Fertilizer Marine Transportation Terminalling and Storage Natural Gas Gathering & Processing / LPG Distribution 25% 30% 20% 20% 5% Percentages in segments based on estimated contribution to 2006 EBITDA

....With A Common Thread Through our various operating segments, we provide handling, transportation and storage services for most of the major oil refiners throughout the Gulf Coast region

Gulf Coast Focus

Increasing Distribution Growth One Distribution Increase in First Seven Quarters Four Distribution Increases in Last 6 Quarters Based on declared quarterly distributions, annualized Increased distributions by 22% ($0.44) since our IPO 77% ($0.34) of distribution growth in the last 6 quarters

Outstanding Total Returns 92.1% total return, or 22% compounded annually, to unitholders since our IPO in November 2002 Total Return MMLP 92.1% Pipeline Index 69.2% Propane Index 52.3% S&P 500 Index 45.8% 53.3% 38.6% 29.9% 28.7% Note: MMLP data based on unit price at IPO of $19.00 on November 1, 2002. Source: Financial Times Interactive Data Rover. Reflects market data as of February 24, 2006.

MLP industry yield based on current yield as of February 24, 2006 for each MLP listed in footnotes 3, 4, 5 and 6 below. Current yield as of February 24, 2006 calculated from latest declared quarterly cash distribution, annualized divided by current unit price. Shipping include: TGP, USS, KSP. Pipelines and Transportation include: APL, BPL, XTEX, EEP, EPD, ETP, HLND, HEP, KMP, MMP, MWE, MMLP, NBP, PAA, PPX, SXL, TCLP, TLP, VLI, WPZ. Propanes include: APU, FGP, NRGY, SPH. Coals include: ARLP, NRP, NSP, PVR. Attractive Yield MLP Average 7.0% MMLP is currently trading at a 120 basis point discount to the MLP Average

Alignment of Interests General Partner Public 10.1% LP (Common) 26.3% LP (Subordinated) 61.6% LP (Common) GP maintains considerable ownership of the LP Total management ownership represents 38.4% of MMLP Subordination until 2009(1) Martin Resource Management Corporation 100% 2.0% GP (1) 850,672 subordinated units convert annually to common units through 2009.

Strong Balance Sheet Recent equity offering has significantly reduced leverage Target Debt / Total Capitalization = 50% Fixed / Floating Target = 50% Pro forma for 3.45 million unit offering at $29.12/unit and paydown of $9.1 million in MARAD debt

Substantial Liquidity $95 million available to reach target debt level Target Debt / Total Capitalization = 50% Pro forma for 3.45 million unit offering at $29.12/unit and paydown of $9.1 million in MARAD debt

Recent Developments Equity Offering Prism Gas Acquisition New Credit Facility Organic Growth Projects

Equity Offering Completed in January, 2006 $97.5 million in net proceeds Largest equity offering to date Increased public liquidity Citigroup system 2005 Avg. Daily Volume = 10,500 Feb. 2006 Avg. Daily Volume = 39,100 Increased analyst coverage De-levering event Paydown of $72 million in debt Debt / Total Capitalization = 40% 3,450,000 Common Units $29.12 per Common Unit January 10, 2006 Sole Book-Running Manager Citigroup Raymond James RBC Capital Markets A.G. Edwards KeyBanc Capital Markets Citigroup RBC Key Banc Raymond James A.G. Edwards Recent Developments

Prism Acquisition Completed in November 2005 for $93.9 million Natural gas gatherer and processor with assets located in East Texas, Northwest Louisiana and the Texas Gulf Coast Waskom Processing Plant - 50/50 Partnership with CenterPoint Energy 150 MMcfd nameplate capacity 180 MMcfd current inlet volume 2006 Estimated EBITDA = $12 million $15 million of organic growth in 2006/2007 Feeder gathering system acquisitions identified 64% of 2006 equity volumes hedged Recent Developments

East Texas Assets Prism Ownership East Texas Assets Operations and 50% Interest in Waskom Plant McLeod Gathering System Hallsville Gathering System Prism Acquisition Recent Developments Gulf Coast Assets 50% Ownership in Fishhook Gathering System 50% Ownership in Matagorda Gathering System TEXAS LOUISIANA

Average MMCF/Day 2004 2005 Projected 2006 129 157 185 2004 - 2006 By Quarter Prism - Volume Growth at Waskom Plant Recent Developments

Recent Developments New Credit Facility Completed in November, 2005 $225 million multi-bank Credit Facility $130 million Term Loan Facility $95 million Revolving Credit Facility $100 million optional accordion feature March 2006 - Paid off $9.1 million in MARAD debt and $1.2 million make whole premium

Recent Developments Organic Growth Approximately $70-80 million in total cost on projects to come on line in 2006/2007 - Expected EBITDA multiple of 4-6x Prism Expansion ~ $15 million On line mid 2006 and mid 2007 Marine Purchase, Reposition and Upgrade ~ $15 million On line 2nd Quarter 2006 Sulfur Priller and Ship Loader ~ $15 million ($10 million spent in 2005) On line 1st Quarter 2006 Sulfuric Acid Plant ~ $21 million On line 1st Quarter 2007 Tankage and Other ~ $12 million On line 2006 and 2007

Use of Non-GAAP Financial Information MMLP reports its financial results in accordance with generally accepted accounting principles ("GAAP"), but uses from time to time certain non-GAAP financial measures such as EBITDA because management believes that these measures may provide users of this financial information with meaningful comparisons between current results and prior reported results and a meaningful measure of cash flow after satisfaction of the capital and related requirements of operations. EBITDA is not a measure of financial performance or liquidity under GAAP and should not be considered in isolation or as an indicator of performance. Furthermore, it should be seen as a measure of liquidity or a substitute for comparable metrics prepared in accordance with GAAP. Use of this information constitutes a non-GAAP financial measure within the meaning of Regulation G adopted by the Securities and Exchange Commission. Accordingly, MMLP has presented herein an explanation of how this measure can be reconciled to its most directly comparable GAAP financial measure. MMLP calculates EBITDA as follows: net income (as reported in statement of operations) plus interest expense (as reported in statement of operations), income taxes (as reported in statement of operations), and depreciation and amortization expense (as reported in statement of operations). MMLP's calculations of EBITDA includes the proportionate share of the earnings or losses of any entities which are not consolidated for financial reporting purposes, such as 50% ownership interests in joint ventures. Any such proportionate share may differ from the actual amount of cash that may be distributed from an unconsolidated entity.

Martin Midstream Partners L.P. (MMLP) 2006 MLP Conference March 8, 2006